Exhibit 99.1
FOR IMMEDIATE RELEASE
METTLER-TOLEDO INTERNATIONAL INC. REPORTS
FOURTH QUARTER 2010 RESULTS
— Excellent Local Currency Sales Growth —
— Strong Margins and EPS Growth —
COLUMBUS, Ohio, USA — February 10, 2011 — Mettler-Toledo International Inc. (NYSE: MTD) today announced fourth quarter results for 2010. Provided below are the highlights:
•	Sales in local currency increased by 17% in the quarter compared with the prior year. Reported sales growth increased 16%, which includes a negative 1% currency impact.
•	Net earnings per diluted share as reported (EPS) were $2.41, compared with $2.01 in the fourth quarter of 2009. Adjusted EPS was $2.56, a 22% increase over the prior-year amount of $2.09. Adjusted EPS is a non-GAAP measure and excludes purchased intangible amortization, discrete tax items, restructuring charges and other one-time items. A reconciliation to EPS is provided on the last page of the attached schedules.
Fourth Quarter Results
Olivier Filliol, President and Chief Executive Officer, stated, “Sales growth in the quarter was excellent with better-than-expected growth in all geographic regions. Momentum in our markets was favorable around the globe and we benefited from the solid execution of our business strategies. We had good growth in operating profit and EPS and I am very pleased to end the year with such strong results.”
EPS was $2.41, compared with the prior-year amount of $2.01. Adjusted EPS was $2.56, an increase of 22% over the prior-year amount of $2.09.
Sales were $592.8 million, a 17% increase in local currency sales, compared with $511.7 million in the prior year. Reported sales growth was 16%, which included a negative 1% currency impact. By region, local currency sales increased 13% in Europe, 17% in the Americas and 23% in Asia / Rest of World. Adjusted operating income amounted to $125.3 million, a 17% increase from the prior-year amount of $107.3 million. Adjusted operating income is a non-GAAP measure, and a reconciliation to earnings before taxes is provided in the attached schedules.
Cash flow from operations was $63.0 million, compared with $44.1 million in the prior year.
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Full Year Results
EPS was $6.80, compared with the prior-year amount of $5.03. Adjusted EPS was $6.94, a 24% increase over the prior-year amount of $5.58.
Sales were $1.968 billion, a 14% increase in local currency sales, compared with $1.729 billion in the prior year. Reported sales growth was also 14%. By region, local currency sales increased 7% in Europe, 15% in the Americas and 23% in Asia / Rest of World. Adjusted operating income amounted to $351.4 million, a 19% increase from the prior-year amount of $294.5 million. Adjusted operating income is a non-GAAP measure, and a reconciliation to earnings before taxes is provided in the attached schedules.
Cash flow from operations was $268.3 million, compared with $232.6 million in 2009.
Outlook
The Company updated their outlook for 2011. Based on today’s assessment, management anticipates that local currency sales growth in 2011 will be in the range of 6% to 7% and Adjusted EPS in the range of $7.70 to $7.80, an increase of 11% to 12%. This compares with previous 2011 guidance of Adjusted EPS in the range of $7.35 to $7.55. Adjusted EPS excludes purchased intangible amortization, discrete tax items, restructuring charges and other one-time items.
The Company stated that based on their assessment of market conditions today, management anticipates local currency sales growth in the first quarter 2011 will be in the range of 10% to 12% while Adjusted EPS will be in the range of $1.34 to $1.38, an increase of 19% to 22%.
While the Company has provided an outlook for Adjusted EPS, it has not provided an outlook for EPS. EPS guidance would require an estimate of non-recurring items, which are not yet known.
Conclusion
Filliol concluded, “We have emerged from the economic downturn in a stronger competitive position. Many factors position us well for growth in 2011 and beyond. In particular, a meaningful percentage of our business is anchored in fast-growing emerging markets where we benefit from a long-standing substantial presence and strong market positions. In addition, our sophisticated marketing programs provide a real competitive advantage in our fragmented markets. Finally, our product pipeline is robust and we continue to reinforce our technology leadership via new product introductions. While we remain cautious on the global economy given the uncertainty that exists, I am confident in our ability to continue to execute on our strategies.”
Other Matters
The Company will host a conference call to discuss its quarterly results today (Thursday, February 10) at 5:00 p.m. Eastern Time. To hear a live webcast or replay of the call, visit the investor relations page on the Company’s website at www.mt.com/investors. The presentation referenced in the conference call will be located on the website prior to the call.
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METTLER TOLEDO is a leading global supplier of precision instruments and services. The Company is the world’s largest manufacturer and marketer of weighing instruments for use in laboratory, industrial and food retailing applications. The Company also holds top-three market positions in several related analytical instruments and is a leading provider of automated chemistry systems used in drug and chemical compound discovery and development. In addition, the Company is the world’s largest supplier of metal detection and other end-of-line inspection systems used in production and packaging and holds a leading position in certain process analytics applications. Additional information about METTLER TOLEDO can be found at “www.mt.com.”
Statements in this press release which are not historical facts constitute “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These statements involve known and unknown risks, uncertainties and other factors that may cause our or our businesses’ actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. For a discussion of these risks and uncertainties, please see the discussion on forward-looking statements in our current report on Form 8-K to which this release has been furnished as an exhibit. All of the forward-looking statements are qualified in their entirety by reference to the factors discussed under the captions “Factors affecting our future operating results” and in the “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our annual report on Form 10-K for the most recently completed fiscal year, which describe risks and factors that could cause results to differ materially from those projected in those forward-looking statements.
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METTLER-TOLEDO INTERNATIONAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands except share data)
(unaudited)

	Three months ended			Three months ended
	December 31, 2010		% of sales	December 31, 2009	% of sales

Net sales	592,765	(a)	100.0	$511,682	100.0
Cost of sales	276,175		46.6	241,694	47.2

Gross profit	316,590		53.4	269,988	52.8

Research and development	26,466		4.5	23,731	4.6
Selling, general and administrative	164,807		27.8	138,968	27.2
Amortization	4,229		0.7	3,110	0.6
Interest expense	5,300		0.9	6,142	1.2
Restructuring charges	2,390		0.4	2,970	0.6
Other charges (income), net	3,307		0.5	235	0.1

Earnings before taxes	110,091		18.6	94,832	18.5

Provision for taxes	29,239		5.0	25,394	4.9

Net earnings	$80,852		13.6	$69,438	13.6

Basic earnings per common share:
Net earnings	$2.48			$2.05
Weighted average number of common shares	32,657,555			33,815,082

Diluted earnings per common share:
Net earnings	$2.41			$2.01
Weighted average number of common and common equivalent shares	33,604,641			34,560,581

Note:

(a)	Local currency sales increased 17% as compared to the same period in 2009.
RECONCILIATION OF EARNINGS BEFORE TAXES TO ADJUSTED OPERATING INCOME

	Three months ended			Three months ended
	December 31, 2010		% of sales	December 31, 2009	% of sales

Earnings before taxes	$110,091			$94,832
Amortization	4,229			3,110
Interest expense	5,300			6,142
Restructuring charges	2,390			2,970
Other charges (income), net	3,307	(b)		235

Adjusted operating income	$125,317	(c)	21.1	$107,289	21.0

Notes:

(b)	Includes a $4.4 million charge associated with the sale of the Company’s retail software business for in-store item and inventory management solutions and a $1.2 million benefit from unrealized contingent consideration from a previous acquisition during the three months ended December 31, 2010.

(c)	Adjusted operating income increased 17% as compared to the same period in 2009.
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METTLER-TOLEDO INTERNATIONAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands except share data)
(unaudited)

	Twelve months ended			Twelve months ended
	December 31, 2010		% of sales	December 31, 2009	% of sales

Net sales	$1,968,178	(a)	100.0	$1,728,853	100.0
Cost of sales	930,982		47.3	839,516	48.6

Gross profit	1,037,196		52.7	889,337	51.4

Research and development	97,028		4.9	89,685	5.2
Selling, general and administrative	588,726		29.9	505,177	29.2
Amortization	14,842		0.8	11,844	0.7
Interest expense	20,057		1.0	25,117	1.4
Restructuring charges	4,866		0.3	31,368	1.8
Other charges (income), net	4,164		0.2	1,384	0.1

Earnings before taxes	307,513		15.6	224,762	13.0

Provision for taxes	75,365		3.8	52,169	3.0

Net earnings	$232,148		11.8	$172,593	10.0

Basic earnings per common share:
Net earnings	$6.98			$5.12
Weighted average number of common shares	33,280,463			33,716,353

Diluted earnings per common share:
Net earnings	$6.80			$5.03
Weighted average number of common and common equivalent shares	34,140,097			34,290,771

Note:

(a)	Local currency sales increased 14% compared to 2009.
RECONCILIATION OF EARNINGS BEFORE TAXES TO ADJUSTED OPERATING INCOME

	Twelve months ended			Twelve months ended
	December 31, 2010		% of sales	December 31, 2009		% of sales

Earnings before taxes	$307,513			$224,762
Amortization	14,842			11,844
Interest expense	20,057			25,117	(d)
Restructuring charges	4,866			31,368
Other charges (income), net	4,164	(b)		1,384

Adjusted operating income	$351,442	(c)	17.9	$294,475		17.0

Notes:

(b)	Includes a $4.4 million charge associated with the sale of the Company’s retail software business for in-store item and inventory management solutions and a $1.2 million benefit from unrealized contingent consideration from a previous acquisition during the twelve months ended December 31, 2010.

(c)	Adjusted operating income increased 19% compared to 2009.

(d)	Includes costs to tender $75 million of the Company’s 4.85% $150 million Senior Notes and other financing-related costs totaling $1.8 million during the twelve months ended December 31, 2009.
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METTLER-TOLEDO INTERNATIONAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands)
(unaudited)

	December 31, 2010	December 31, 2009

Cash and cash equivalents	$447,577	$85,031
Accounts receivable, net	368,936	312,998
Inventories	217,104	168,042
Other current assets and prepaid expenses	111,278	80,036

Total current assets	1,144,895	646,107

Property, plant and equipment, net	364,472	316,334
Goodwill and other intangibles assets, net	539,071	546,234
Other non-current assets	234,625	210,112

Total assets	$2,283,063	$1,718,787

Short-term borrowings and maturities of long-term debt	$10,902	$89,968
Trade accounts payable	138,105	103,160
Accrued and other current liabilities	393,179	301,547

Total current liabilities	542,186	494,675

Long-term debt	670,301	203,590
Other non-current liabilities	298,992	309,384

Total liabilities	1,511,479	1,007,649

Shareholders’ equity	771,584	711,138

Total liabilities and shareholders’ equity	$2,283,063	$1,718,787

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METTLER-TOLEDO INTERNATIONAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2010	2009	2010	2009

Cash flow from operating activities:
Net earnings	$80,852	$69,438	$232,148	$172,593
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	7,425	7,708	29,686	29,634
Amortization	4,229	3,110	14,842	11,844
Deferred tax provision	11,450	19,539	4,058	3,766
Excess tax benefits from share-based payment arrangements	(5,607)	(1,528)	(9,017)	(2,137)
Other	6,687	3,048	15,884	11,533
Increase in cash resulting from changes in operating assets and liabilities	(42,027)	(57,185)	(19,322)	5,372

Net cash provided by operating activities	63,009	44,130	268,279	232,605

Cash flows from investing activities:
Proceeds from sale of property, plant and equipment	193	102	350	2,081
Purchase of property, plant and equipment	(35,379)	(23,395)	(73,943)	(60,041)
Acquisitions	(507)	(14,450)	(13,064)	(14,620)
Proceeds from divestitures	9,750	—	9,750	—
Other investing activities	(108)	—	(108)	—

Net cash used in investing activities	(26,051)	(37,743)	(77,015)	(72,580)

Cash flows from financing activities:
Proceeds from borrowings	620,878	63,364	714,575	261,436
Repayments of borrowings	(277,421)	(98,864)	(329,536)	(422,812)
Proceeds from exercise of stock options	8,211	4,995	20,455	11,068
Excess tax benefits from share-based payment arrangements	5,607	1,528	9,017	2,137
Repurchases of common stock	(91,204)	(5,988)	(239,998)	(5,988)
Debt issuance costs	—	(50)	—	(670)
Debt extinguishment costs	—	—	—	(1,316)
Other financing activities	351	(314)	(6,590)	(1,298)

Net cash provided by (used in) financing activities	266,422	(35,329)	167,923	(157,443)

Effect of exchange rate changes on cash and cash equivalents	1,313	25	3,359	4,376

Net increase (decrease) in cash and cash equivalents	304,693	(28,917)	362,546	6,958

Cash and cash equivalents:
Beginning of period	142,884	113,948	85,031	78,073

End of period	$447,577	$85,031	$447,577	$85,031

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

Net cash provided by operating activities	$63,009	$44,130	$268,279	$232,605
Excess tax benefits from share-based payment arrangements	5,607	1,528	9,017	2,137
Payments in respect of restructuring activities	2,184	3,649	11,067	22,187
Proceeds from sale of property, plant and equipment	193	102	350	2,081
Purchase of property, plant and equipment	(35,379)	(23,395)	(73,943)	(60,041)

Free cash flow	$35,614	$26,014	$214,770	$198,969

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METTLER-TOLEDO INTERNATIONAL INC.
OTHER OPERATING STATISTICS
SALES GROWTH BY DESTINATION
(unaudited)

	Europe	Americas	Asia/RoW	Total

U.S. Dollar Sales Growth
Three Months Ended December 31, 2010	7%	18%	28%	16%
Twelve Months Ended December 31, 2010	4%	16%	27%	14%

Local Currency Sales Growth
Three Months Ended December 31, 2010	13%	17%	23%	17%
Twelve Months Ended December 31, 2010	7%	15%	23%	14%
RECONCILIATION OF DILUTED EPS AS REPORTED TO ADJUSTED DILUTED EPS
(unaudited)

	Three months ended					Twelve months ended
	December 31,					December 31,
					%					%
	2010		2009		Growth	2010		2009		Growth

EPS as reported, diluted	$2.41		$2.01		20%	$6.80		$5.03		35%

Restructuring charges, net of tax	0.05	(a)	0.06	(a)		0.11	(a)	0.67	(a)
Purchased intangible amortization, net of tax	0.03	(b)	0.02	(b)		0.11	(b)	0.08	(b)
Other items, net of tax	0.07	(c)	—			0.07	(c)	—
Debt extinguishment and financing costs, net of tax	—		—			—		0.04	(e)
Discrete tax items	—		—			(0.15	)(d)	(0.24	)(f)

Adjusted EPS, diluted	$2.56		$2.09		22%	$6.94		$5.58		24%

Notes:

(a)	Represents the EPS impact of restructuring charges of $2.4 million ($1.8 million after tax) and $3.0 million ($2.2 million after tax) for the three months ended December 31, 2010 and 2009, respectively and $4.9 million ($3.6 million after tax) and $31.4 million ($23.0 million after tax) for the twelve months ended December 31, 2010 and 2009, respectively, which primarily include severance and lease termination costs.

(b)	Represents the EPS impact of purchased intangible amortization, net of tax, of $0.9 million and $0.7 million for the three months ended December 31, 2010 and 2009, respectively and $3.7 million and $2.7 million for the twelve months ended December 31, 2010 and 2009, respectively.

(c)	Represents the EPS impact of a loss of $4.4 million ($3.8 million after tax), associated with the sale of the Company’s retail software business for in-store item and inventory management solutions, offset in part by a benefit from unrealized contingent consideration from a previous acquistion of $1.2 million ($1.2 million after tax) for the three and twelve months ended December 31, 2010.

(d)	Discrete tax items for the twelve months ended December 31, 2010 pertain to the EPS impact of a net tax benefit of $5.2 million primarily related to the favorable resolution of certain prior year tax matters.

(e)	Represents the EPS impact of costs to tender $75 million of the Company’s 4.85% $150 million Senior Notes and other financing-related costs totaling $1.8 million ($1.3 million after tax) for the twelve months ended December 31, 2009.

(f)	Discrete tax items for the twelve months ended December 31, 2009 pertain to the EPS impact of a net tax benefit of $8.3 million primarily related to the favorable resolution of certain prior year tax matters.
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